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                                     [LETTERHEAD]

                       TENET TO MERGE WITH ORNDA IN TRANSACTION
                                VALUED AT $3.1 BILLION

              Combination Creates Company with $8.5 Billion in Revenues

    NEW YORK, N.Y. - OCTOBER 17, 1996 - Tenet Healthcare Corporation and OrNda HealthCorp today jointly announced the signing of a definitive merger agreement under which Tenet will acquire OrNda. The transaction values OrNda at more than $3.1 billion. The resulting company will have pro forma revenues of approximately $8.5 billion and operate 126 acute care hospitals in 22 states, principally through the Sunbelt.

    Under terms of the agreement, which was approved yesterday by the boards of both companies, OrNda shareholders will receive 1.35 shares of Tenet common stock for each share of OrNda stock in a tax-free exchange. Based on approximately 60 million fully diluted OrNda shares and yesterday's closing price of $22.1/8 per Tenet share. OrNda shareholders would receive $1.8 billion in Tenet stock.

    The pooling of interests transaction will create a consolidated company with pro forma

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earnings before interest, taxes, depreciation and amortization (EBITDA) of approximately $1.5 billion. The transaction will be accretive to earnings per share.

    "Joining these dynamic companies continues the momentum begun with the creation of Tenet," said Jeffrey C. Barbakow, Tenet chairman and chief executive officer. "Less than two years ago, we created a new force in healthcare with the formation of Tenet. At that time, we committed ourselves to the delivery of quality, community-based healthcare, unquestionable business integrity and the enhancement of shareholder value. This combination with OrNda will further these goals.

    "The strategic and geographic match are perfect," Barbakow continued. "Thirty-two of OrNda's 50 hospitals are a solid fit with existing Tenet networks. Also, OrNda meshes very well with us culturally. During recent months we have come to know OrNda well and we've been impressed with their hospitals and their corporate and operating management. Their facilities and their pool of talent will be of great benefit to Tenet. Together, we believe we will be particularly attractive to other hospitals and health systems seeking partners to enhance their strategic futures."

    The combination of the two companies is expected to result in approximately $70 million in annual cost savings, interest reductions and operating synergies following the first full fiscal year of combined operations.

    Barbakow, 52, will continue as chairman and chief executive officer of the combined company and Michael H. Focht Sr., 54, will continue as president and chief operating officer. Charles N. Martin Jr., 53, OrNda's chairman, president and chief executive officer, will become Tenet's vice chairman and will be a member of the executive committee of the company's board

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of directors.  He will also serve as a member of the company's management committee.

    Tenet's board of directors will be expanded from 11 members to 14 to welcome Martin and two OrNda board members, Paul S. Levy and Peter A. Joseph, partners in the merchant banking firm of Joseph, Littlejohn & Levy, an affiliate of which is OrNda's largest shareholder.

    "Five years ago, OrNda was a collection of 11 hospitals with less than $500 million in revenue," said Martin. "Today, we have 50 hospitals with pro forma revenues of approximately $2.7 billion. Just this year we have substantially transformed this company in terms of the size and quality of our operations. This merger creates a large, strong competitor with tremendous momentum and no constraints on its ability to grow."

    The acquisition will enhance Tenet's competitive presence in Southern California, South Florida, Dallas and Houston. In addition, it will give the company entry into other attractive regions such as the Northwest, New England, Arizona and Nevada.

    In sprawling Southern California, the transaction more than doubles Tenet's holdings from 13 hospitals to 29. Pending transactions previously announced by OrNda would increase the count to 31.

    "We will be the largest integrated provider system in Southern California and the only one with a full geographical representation," said Barbakow. "This will allow us to work with payors of all types - both private and governmental - across all of Southern California for the delivery of efficient healthcare services."

    In South Florida, the transaction further enhances Tenet's strong integrated delivery system by increasing its acute care hospitals from seven to 11 and expanding the network's geographic reach south to Miami and into Coral Gables. Tenet's pending transaction previously

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announced would increase the number of hospitals to 12.

    Key OrNda shareholders representing approximately 14 percent of OrNda's shares outstanding have agreed to vote in favor of the transaction.

    The companies hope to close the transaction in early March 1997. It is subject to approval of shareholders of both companies, review under the Hart-Scott-Rodino Antitrust Improvements Act and other customary regulatory approvals.

    Under the terms of the agreement, Tenet or OrNda is each entitled, under certain circumstances, to receive a termination fee of $50 million from the other in the event the merger is not completed. In addition, Tenet has granted OrNda an option to purchase approximately 10.5 percent of its common stock and OrNda has granted Tenet an option to purchase 19.9 percent of its common stock under certain circumstances.

    Donaldson, Lufkin & Jenrette Securities Corporation is serving as financial advisor to Tenet. Merrill Lynch & Co. is serving as financial advisor to OrNda.

    OrNda HealthCorp, based in Nashville, Tenn., is the third largest investor-owned hospital management company in the United States. It is a leading provider of healthcare services, delivering a broad range of inpatient and outpatient healthcare services principally through the operation of 50 acute care hospitals located in urban and suburban communities in 15 states.

    Tenet, based in Santa Barbara, Calif., is the second-largest investor-owned healthcare company in the U.S., generating more than $5.5 billion in annual net operating revenues. Through its subsidiaries, Tenet owns and operates 76 acute care hospitals and related businesses in 13 states.

                                         ###

Listed:  Tenet:    NYSE, PSE(THC)

        OrNda:     NYSE(ORN)

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                         TENET & ORNDA ACUTE CARE PROPERTIES

STATE         NAME                                    LOCATION            BEDS
-----         ----                                    --------            ----

Alabama       Brookwood Medical Center                Birmingham          586
              Lloyd Noland Hospital & Health System   Fairfield           319

Arizona       Community Hospital Medical Center       Phoenix              59
              Mesa General Hospital Medical Center    Mesa                125
              St. Luke's Behavioral Health Center     Phoenix              86
              St. Luke's Medical Center               Phoenix             221
              Tempe St. Luke's Hospital               Tempe               110
              Tucson General Hospital                 Tucson              146

Arkansas      Central Arkansas Hospital               Searcy              193
              Methodist Hospital of Jonesboro         Jonesboro           104
              National Park Medical Center            Hot Springs         166
              Saint Mary's Regional Med. Center       Russellville        170

California    Alvarado Hospital Medical Center        San Diego           231
              Brotman Medical Center                  Culver City         495
              Centinela Hospital Medical Center       Inglewood           400
              Century City Hospital                   Los Angeles         190
              Chapman Medical Center                  Orange              104
              Coastal Communities Hospital            Santa Ana           177
              Community Hospital of Huntington Park   Huntington Park      99
              Community Hospital of Los Gatos         Los Gatos           164
              Doctors Hospital of Manteca             Manteca              73
              Doctors Hospital of Pinole              Pinole              137
              Doctors Medical Center Hospital of
                Modesto                               Modesto             433
              Encino-Tarzana Reg. Medical Center      Encino              151
              Encino-Tarzana Reg. Medical Center      Tarzana             231
              Fountain Valley Regional Hospital
                & Med. Ctr.                           Fountain Valley     413
              French Hospital Medical Center          San Luis Obispo     147
              Garden Grove Hospital & Med. Ctr.       Garden Grove        167
              Garfield Medical Center                 Monterey Park       211
              Greater El Monte Community Hospital     South El Monte      113
              Harbor View Medical Center              San Diego           156
              Irvine Medical Center                   Irvine              176
              John F. Kennedy Memorial Hospital       Indio               130
              Lakewood Regional Medical Center        Lakewood            175
              Los Alamitos Medical Center             Los Alamitos        173
              Midway Hospital Medical Center          Los Angeles         225
              Mission Hospital of Huntington Park     Huntington Park     127
              Monterey Park Hospital                  Monterey Park       102
              North Hollywood Medical Center          North Hollywood     160
              Placentia Linda Hospital                Placentia           114
              Redding Medical Center                  Redding             185
              San Dimas Community Hospital            San Dimas            99
              San Ramon Regional Medical Center       San Ramon           123
              Santa Ana Hospital Medical Center       Santa Ana            90
              Sierra Vista Regional Medical Center    San Luis Obispo     195
              South Bay Medical Center                Redondo Beach       201
              St. Luke Medical Center                 Pasadena            172
              Suburban Medical Center                 Paramount           184
              Twin Cities Community Hospital          Templeton            84
              USC University Hospital                 Los Angeles         286
              Valley Community Hospital               Santa Maria          70
              Westside Hospital                       Los Angeles          66
              Whittier Hospital Medical Center        Whittier            159
              Woodruff Community Hospital             Long Beach           96

Page 1, October 18, 1996

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Florida       Coral Gables Hospital                   Coral Gables        285
              Delray Community Hospital               Delray Beach        211
              Florida Medical Center                  Fort Lauderdale     459
              Florida Medical Center, South           Plantation          222
              Hialeah Hospital                        Hialeah             378
              Hollywood Medical Center                Hollywood           334
              Memorial Hospital of Tampa              Tampa               174
              North Bay Medical Center                New Port Richey     122
              North Ridge Medical Center              Ft. Lauderdale      391
              Palm Beach Gardens Medical Center       Palm Beach Gardens  204
              Palmetto General Hospital               Hialeah             360
              Palms of Pasadena Hospital              St. Petersburg      310
              Parkway Regional Medical Center         North Miami         764
              Seven Rivers Community Hospital         Crystal River       128
              Town & Country Hospital                 Tampa               201
              West Boca Medical Center                Boca Raton          185

Georgia       North Fulton Regional Hospital          Roswell             167
              Spalding Regional Hospital              Griffin             160

Indiana       Culver Union Hospital                   Crawfordsville      120
              Winona Memorial Hospital                Indianapolis        365

Iowa          Davenport Medical Center                Davenport           150

Louisiana     Doctors Hospital of Jefferson           Metairie            138
              Kenner Regional Medical Center          Kenner              300
              Meadowcrest Hospital                    Gretna              200
              Memorial Medical Center Mercy Campus    New Orleans         272
              Memorial Medical Center Baptist Campus  New Orleans         487
              Minden Medical Center                   Minden              121
              NorthShore Reg. Medical Center          Slidell             174
              St. Charles General Hospital            New Orleans         173

Massachusetts  Saint Vincent Hospital                 Worcester           432

Mississippi   Gulf Coast Medical Center               Biloxi              189

Missouri      Columbia Regional Hospital              Columbia            265
              Kirksville Osteopathic Medical Center   Kirksville          119
              Lucy Lee Healthcare System              Poplar Bluff        201
              Lutheran Medical Center                 St. Louis           408
              Twin Rivers Regional Medical Center     Kennett             116

Nebraska      Saint Joseph Hospital                   Omaha               374

Nevada        Lake Meade Hospital Medical Center      North Las Vegas     198

North         Central Carolina Hospital               Sanford             137
Carolina      Frye Regional Medical Center            Hickory             355

Oregon        Eastmoreland Hospital                   Portland            100
              Woodland Park Hospital                  Portland            209

South         East Cooper Regional Medical Center     Mt. Pleasant        100
Carolina      Hilton Head Medical Center and Clinics  Hilton Head          68
              Piedmont Healthcare System              Rock Hill           268

Tennessee     Harton Regional Medical Center          Tullahoma           137
              Medical Center of Manchester            Manchester           49
              Saint Francis Hospital                  Memphis             890
              University Medical Center               Lebanon             260

Page 2, October 18, 1996

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Texas         Brownsville Medical Center              Brownsville         177
              Cypress Fairbanks Medical Center        Houston             143
              Doctors Hospital of Dallas              Dallas              268
              Garland Community Hospital              Garland             113
              Houston Northwest Medical Center        Houston             494
              Lake Pointe Medical Center              Rowlett              92
              Mid-Jefferson Hospital                  Nederland           138
              Nacogdoches Medical Center              Nacogdoches         150
              Odessa Regional Hospital                Odessa              100
              Park Place Medical Center               Port Arthur         236
              Park Plaza Hospital                     Houston             468
              Providence Memorial Hospital            El Paso             471
              RHD Memorial Medical Center             Dallas              190
              Sharpstown General Hospital             Houston             190
              Sierra Medical Center                   El Paso             365
              South Park Hospital & Medical Center    Lubbock             101
              Southwest General Hospital              San Antonio         286
              Trinity Medical Center                  Carrollton          149
              Trinity Valley Medical Center           Palestine           126
              Twelve Oaks Hospital                    Houston             336

Washington    Puget Sound Hospital                    Tacoma              160

West Virginia Plateau Medical Center                  Oak Hill             91

Wyoming       Lander Valley Medical Center            Lander              102